SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549




                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        October 4, 1999


                   GEORGIA-PACIFIC CORPORATION
     (Exact Name of Registrant as Specified in its Charter)


      GEORGIA                1-3506              93-0432081
  (State or Other         (Commission           (IRS Employer
    Jurisdiction          File Number          Identification
  of Incorporation)                                Number)


133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA    30303

(Address of Principal Executive Offices)      (Zip Code)



Registrant's Telephone Number, including area code     (404) 652-4000

Item 5.                 Other Events.

   Attached hereto as Exhibit 99.1 is a press release by Georgia-Pacific

Corporation on October 4, 1999 regarding the completion of an agreement to enter in a joint venture in the away-from-home tissue business.

Item 7.      Financial Statements, Pro Forma Financial Information
                and Exhibits.

(c) Exhibits

      99.1 Press release issued by Georgia-Pacific Corporation on October 4, 1999.

                        SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  October 5, 1999

                               GEORGIA-PACIFIC CORPORATION



                                  By /s/ Kenneth F. Khoury
                                  Kenneth F. Khoury
                                  Vice President, Deputy General
                                     Counsel and Secretary